________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              ____________________


                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  OCTOBER 31, 1997


                             CADE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        WISCONSIN                      0-12808                39-1371038
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


2365 WOODLAKE DRIVE, SUITE 120, OKEMOS MI                       48864

(Address of principal executive offices)                     (Zip Code)


                                 (517) 347-1333
              (Registrant's telephone number, including area code)

                              ____________________


________________________________________________________________________________

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

    (c)   Exhibits

          See the Exhibit Index

                                 EXHIBIT INDEX

                                                  Incorporated Herein   Filed
                 Description                      By Reference To       Herewith
                 -----------                      ---------------       --------

Exhibit 4.1      Credit Agreement, dated
                 October 31, 1997, by and between
                 Cade Industries, Inc. and Bank                            X
Exhibit 4.2      Line of Credit Note                                       X
Exhibit 4.3      Term Note A                                               X
Exhibit 4.4      Term Note B                                               X
Exhibit 4.5      Term Note C                                               X

                                   Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CADE INDUSTRIES, INC.



                                   By: /S/  Edward B. Stephens
                                       ---------------------------------
                                      Edward B. Stephens
                                      Vice President and Chief Financial Officer

Date:  August 27, 1998.